LORD ABBETT GLOBAL FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Global Fund, Inc. ("we" or the "Fund"), is a mutual fund comprised of two distinct investment portfolios, the Equity Series and the Income Series, each having three classes of shares. These classes, called Class A, B and C shares, provide investors with different investment options in purchasing shares of the Fund. See "Purchases" for a description of these choices.

The Equity Series seeks long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration for the Equity Series.

The Income Series seeks high current income consistent with reasonable risk. Capital appreciation is a secondary consideration for the Income Series. There can be no assurance that each Series will achieve its objective.

By investing in globally-diversified securities, the Fund offers the opportunity for investors to take advantage of capital and income growth (in the case of the Equity Series) and high current income with capital appreciation (in the case of the Income Series) that may be present, from time to time, in particular countries throughout the world.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

The date of this Prospectus and the date of the Statement of Additional Information is May 1, 1997.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

         CONTENTS                       PAGE
        1       Fee Table                 2
        2       Financial Highlights      3
        3       Investment
                Objectives and Policies   5
        4       Risk Factors              9
        5       Purchases                 9
        6       Shareholder Services     16
        7       Our Management           17
        8       Dividends, Capital Gains
                Distributions and Taxes  18
        9       Redemptions              19
        10      Performance              19

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 FEE TABLE

A summary of each Series' expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


  EQUITY SERIES
                                              CLASS A            CLASS B                     CLASS C
                                              SHARES             SHARES                      SHARES

 SHAREHOLDER TRANSACTION EXPENSES(1)
  (AS A PERCENTAGE OF OFFERING PRICE)
  Maximum Sales Load(2) on Purchases
  (See "Purchases")                           5.75%              None                        None

  Deferred Sales Load(2) (See "Purchases")    None               5% if shares are redeemed   1% if shares
                                                                 before 1st anniversary      are redeemed
                                                                 of purchase, declining      before 1st anniversary
                                                                 to 1% before 6th            of purchase
                                                                 anniversary and
                                                                 eliminated on and
                                                                 after 6th anniversary(3)
  ANNUAL FUND OPERATING EXPENSES(4)
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees (See "Our Management")      0.75%              0.75%                       0.75%
  12b-1 Fees (See "Purchases")(1)(2)          0.27%              1.00%                       1.00%
  Other Expenses (See "Our Management")       0.54%              0.54%                       0.54%
  Total Operating Expenses                    1.56%              2.29%                       2.29%


  INCOME SERIES
                                              CLASS A            CLASS B                     CLASS C
                                              SHARES             SHARES                      SHARES
SHAREHOLDER TRANSACTION EXPENSES(1)
  (AS A PERCENTAGE OF OFFERING PRICE)
  Maximum Sales Load(2) on Purchases
  (See "Purchases")                           4.75%              None                        None

  Deferred Sales Load(2) (See "Purchases")    None               5% if shares are redeemed   1% if shares
                                                                 before 1st anniversary      are redeemed
                                                                 of purchase, declining      before 1st anniversary
                                                                 to 1% before 6th            of purchase
                                                                 anniversary and
                                                                 eliminated on and
                                                                 after 6th anniversary(3)
  ANNUAL FUND OPERATING EXPENSES(4)
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees (See "Our Management")      0.50%              0.50%                       0.50%
  12b-1 Fees (See "Purchases")(1)(2)          0.29%              1.00%                       1.00%
  Other Expenses (See "Our Management")       0.29%              0.29%                       0.29%
  Total Operating Expenses                    1.08%              1.79%                       1.79%

Example: Assume for each Series an annual return of 5% and there is no change in
the  level  of  expenses  described  above.  For  a  $1,000   investment,   with
reinvestment  of all  dividends and  distributions,  you would pay the following total expenses assuming redemption on the last day of each period indicated.

Equity Series        1 year    3 years   5 years  10 years

Class A shares        $73       $104       $138    $233
Class B shares(3)     $73       $102       $143    $244
Class C shares        $33       $72        $123    $263

Income Series
Class A shares        $58       $80        $104    $173
Class B shares(3)     $68       $86        $117    $192
Class C shares        $28       $56        $97     $211

Example: You would pay the following expenses on the same investment, assuming no redemption.

Equity Series        1 year     3 years   5 years  10 years

Class A shares        $73       $104       $138    $233
Class B shares(3)     $23       $72        $123    $244
Class C shares        $23       $72        $123    $263

Income Series
Class A shares        $58       $80        $104    $173
Class B shares(3)     $18       $56        $97     $192
Class C shares        $18       $56        $97     $211


(1)Although the Fund does not, with respect to the Class B and Class C shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under each Rule 12b-1 plan applicable to the Class B and Class C shares of the Fund (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits the Fund to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fees for the Class A shares have been restated to reflect the current fees under the recently amended Class A 12b-1 plans.

(2)Sales "load" is referred to as sales "charge," "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3)Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

(4)The annual operating expenses shown in the summary have been restated from December 31, 1996 fiscal-year amounts to reflect current fees.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in a Series.

2 FINANCIAL HIGHLIGHTS
The following financial highlights have been audited by Deloitte & Touche llp, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained upon request.


  EQUITY SERIES
                                                                                                                  SEPTEMBER 30, 1988
                                                                                                                     (COMMENCEMENT
  PER CLASS A SHARE+ OPERATING                                  YEAR ENDED DECEMBER 31,                           OF OPERATIONS) TO
  PERFORMANCE:                               1996      1995     1994     1993     1992    1991     1990     1989  DECEMBER 31, 1988

------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD      $11.96  $11.55     $12.44   $10.48   $10.79   $9.57    $11.09  $9.62       $9.28
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        .07    .16         .10      .04     .078    .134      .211   .170        .073
  Net realized and unrealized
  gain (loss) on securities                    .93    .90     (.1125)    2.635   (.268)    1.276   (1.551)  1.53        .327
  TOTAL FROM INVESTMENT OPERATIONS            1.00   1.06     (.0125)    2.675   (.190)    1.410   (1.340)  1.70        .400
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS
  Dividends from net investment income      (.07)   (.17)       (.10)    (.10)   (.12)     (.12)    (.18)   (.12)       (.06)
  Distributions from net realized gain      (.21)   (.48)     (.7775)   (.615)   ----      (.07)    ----    (.11)        ----
  Distributions from foreign currency
  transactions                              (.13)    ----      ----     ----     ----      ----     ----    ----         ----
  NET ASSET VALUE, END OF PERIOD            $12.55  $11.96    $11.55   $12.44   $10.48    $10.79     $9.57    $11.09      $9.62
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN*                              8.37%  9.19%     (0.09)%  26.05%  (1.73)%    14.76%   (12.13)%   17.73%      4.37%++
------------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver                 1.52%   1.63%    1.56%     1.68%    1.84%     1.61%      1.45%    1.26%        .24%++
  Expenses, excluding waiver                 1.52%   1.63%    1.56%     1.68%    1.84%     1.61%      1.72%    2.16%       1.06%++
  Net investment income                       .54%   1.31%     .79%      .70%     .76%     1.30%      2.03%    1.52%        .93%++


  EQUITY SERIES                                    CLASS B SHARES                 CLASS C SHARES
  PER CLASS SHARE OPERATING                        AUGUST 1, 1996** TO            AUGUST 1, 1996** TO
  PERFORMANCE:                                     DECEMBER 31, 1996              DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                    $12.30                        $12.31
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                            (.01)                         .00
  Net realized and unrealized
  gain on securities                                      .58                           .57
  TOTAL FROM INVESTMENT OPERATIONS                        .57                           .57
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS
  Dividends from net investment income                    ----                          ----
  Dividends from net realized gain                        (.21)                         (.21)
  Distributions from foreign currency transactions
  (.13)                                                                                   (.13)
  NET ASSET VALUE, END OF PERIOD                          $12.53                        $12.54
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN*                                           4.56%++                       4.64%++
------------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                .83%++                        .83%++
  Net investment (loss)                                   (.16)%++                      (.11)%++



  EQUITY SERIES

                                                                                                                  SEPTEMBER 30, 1988
  SUPPLEMENTAL DATA                             YEAR ENDED DECEMBER 31,                                             (COMMENCEMENT
--------------------------------------------------------------------------------------------------------------    OF OPERATIONS) TO
  FOR ALL CLASSES:                 1996     1995      1994      1993      1992     1991      1990       1989       DECEMBER 31, 1988
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)   $92,164  $84,731   $83,739  $71,632    $34,332 $36,654    $32,986    $27,692          $7,623
Portfolio turnover rate            81.97%   83.32%    75.39%  197.59%    136.75%  74.83%     76.24%     50.12%           3.86%
Average commissions per share
  paid on equity transactions       $0.25   $0.33     ------   ------    -------  -------    ------    -------           ------

 * Total return does not consider the effects of front-end or contingent deferred sales charges.
 ** Commencement of offering Class shares.
  + The Fund had only one class of shares prior to August 1, 1996.  That class of shares is now designated Class A shares.
 ++ Not annualized.  See
Notes to Financial Statements.

  INCOME SERIES

                                                    YEAR ENDED DECEMBER 31,                                       SEPTEMBER 30, 1988
--------------------------------------------------------------------------------------------------------------        (COMMENCEMENT
PER CLASS A SHARE+ OPERATING                                                                                       OF OPERATIONS) TO
PERFORMANCE:                             1996     1995    1994     1993     1992     1991     1990       1989      DECEMBER 31, 1988
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD     $8.58    $7.98   $9.02    $8.87    $9.40    $9.13    $9.28     $9.37         $9.53
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      .53      .77     .65      .76     .808     .877     .940      .998          .233
  Net realized and unrealized
  gain (loss) on securities                (.04)     .6138   (.9603)  .174    (.288)    .316     .059      (.07)        (.1028)
  TOTAL FROM INVESTMENT OPERATIONS           .49    1.3838   (.3103)  .934     .520    1.193     .999      .928          .1302
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS
  Dividends from net investment income     (.61)   (.6613)  (.6035)  (.784)   (.840)   (.873)   (.959)     (.998)        (.2402)
  Distributions from net realized gain     -----    -----     ---    -----     -----    (.05)    -----      (.02)        -----
  Distribution to shareholders in
  excess of net investment income          -----    -----    (.1262)  -----    -----   -----     -----      -----        -----
  Special distributions from foreign
  currency transactions                     (.12)  (.1225)   -----    -----    (.21    -----    (.19)       -----         (.05)
  NET ASSET VALUE, END OF PERIOD            $8.34   $8.58    $7.98    $9.02    $8.87   $9.40    $9.13       $9.28         $9.37
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN*                             6.12%   17.86%  (3.40)%  10.78%    5.76%   14.33%   11.88%      10.58%        1.41%++
------------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver                1.04%    1.04%    1.02%   1.04%    1.22%    1.30%    1.16%        .90%         .24%++
  Expenses, excluding waiver                1.04%    1.04%    1.02%   1.04%    1.22%    1.30%    1.33%       1.64%         .74%++
  Net investment income                     6.52%    7.60%    7.72%   7.81%    8.50%    9.96%   10.13%      10.41%        2.41%++


  INCOME SERIES                                    CLASS B SHARES                 CLASS C SHARES
  PER CLASS SHARE OPERATING                        AUGUST 1, 1996** TO            JULY 15, 1996** TO
  PERFORMANCE:                                     DECEMBER 31, 1996              DECEMBER 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                   $8.24                         $8.14
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  .23                           .21
  Net realized and unrealized
  gain on securities                                     .22                           .37
  TOTAL FROM INVESTMENT OPERATIONS                       .45                           .58
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS
  Dividends from net investment income                   (.23)                         (.26)
  Distributions from foreign currency transactions       (.12)                         (.12)
  NET ASSET VALUE, END OF PERIOD                         $8.34                         $8.34
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN*                                          5.58%++                       7.43%++
------------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                               .73%++                        .87%++
  Net investment income                                  2.11%++                       2.69%++


  INCOME SERIES

                                                                                                                  SEPTEMBER 30, 1988
  SUPPLEMENTAL DATA                                YEAR ENDED DECEMBER 31,                                             (COMMENCEMENT
------------------------------------------------------------------------------------------------------------       OF OPERATIONS) TO
  FOR ALL CLASSES:                1996      1995       1994       1993      1992      1991      1990     1989      DECEMBER 31, 1988
 -----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)$202,494  $238,291   $249,490  $277,495  $148,137  $101,023   $68,587  $37,470       $8,048
  Portfolio turnover rate        621.79%  1,073.69% 1,230.20% 1,559.43%    812.01%    543.90%  613.01%  757.32%       22.62%


 * Total return does not consider the effects of front- end or contingent deferred sales charges.
** Commencement of offering Class shares.
 + The Fund had only one class of shares prior to July 12, 1996. That class of shares is now designated Class A shares.
++ Not annualized.

See Notes to Financial Statements.

3 INVESTMENT OBJECTIVES AND POLICIES

THE EQUITY SERIES. The investment objective of the Equity Series is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration for the Equity Series.

The Equity Series believes that the needs of most long-term investors are best served by capital growth without excessive fluctuations in market value. Fund management (hereinafter meaning the officers of the Fund on a day-to-day basis subject to the overall direction of the Fund's Board of Directors with the advice of Lord, Abbett & Co., hereinafter "Lord Abbett") will try to anticipate major changes in the world economy and select for the Equity Series domestic and foreign securities which Fund management believes will benefit most from these changes. The Equity Series normally invests primarily in common stocks (including securities convertible into common stocks) of domestic and foreign companies in sound financial condition that are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. Success in achieving the investment objective of the Equity Series is dependent upon Fund management's ability to anticipate market changes, as well as its ability to properly value particular companies. Thus, there is no assurance that the portfolio investments made by Fund management on behalf of the Equity Series will attain the results sought.

The Equity Series constantly balances the opportunity for profit against the risk of loss. In the past, very few industries or economies have continuously provided the best investment opportunities. The Equity Series' policy is to take a flexible approach and to adjust the portfolio to reflect changes in the opportunity for sound investments relative to the risk assumed. Therefore, domestic and foreign securities judged to be overvalued will be sold and the proceeds will be reinvested in other securities believed to offer better values.

The Equity Series may also invest in debt securities. While the Equity Series has no specific rating requirements with respect to the debt securities in which it invests, it will occasionally be guided by the prospect of a more attractive risk-adjusted total return from an issuer's debt securities versus its equity securities. As of the Fund's fiscal year ended December 31, 1996, 7.35% of the Equity Series' assets were invested in debt securities.

Under normal circumstances, the Equity Series will invest its total assets in domestic and foreign securities with at least 65% of such assets invested in equity securities primarily traded in at least three countries, including the United States. However, this guideline may not be followed for temporary defensive periods when Fund management believes that it should invest entirely in domestic securities or in securities primarily traded in fewer than three foreign countries or in debt securities to a greater extent than 35% of the total assets of the Equity Series.

THE INCOME SERIES. The investment objective of the Income Series is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration for the Income Series.

Under normal market conditions, the Income Series will be invested primarily in a portfolio of (i) high-quality debt securities issued or guaranteed by U.S. and foreign governments or their agencies, instrumentalities or political subdivisions; (ii) high-quality debt securities issued or guaranteed by supranational organizations, such as the World Bank; (iii) high-quality U.S. and foreign corporate debt securities including commercial paper; and (iv) debt obligations of banks and bank holding companies. The high-quality debt securities described above will consist of those rated at the time of purchase within one of the two highest grades assigned by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by Fund management to be of comparable quality. Up to 35% of the Income Series' total assets may be invested in equity securities and in debt securities rated below S&P's and Moody's two highest grades but rated at the time of purchase BBB or better by S&P or Baa or better by Moody's or, if unrated, judged by Fund management to be of comparable quality. Bonds rated Baa by Moody's or BBB by S&P are considered medium-grade and have speculative characteristics and are more sensitive to economic change than higher-rated bonds. A description of S&P's and Moody's ratings is included in the Appendix to the Statement of Additional Information. Fundamental economic strength, credit quality, currency exchange and interest-rate trends will be the principal determinants of the various country, geographic and industry sector weightings within the Income Series' portfolio. The Income Series will invest in countries and in currency denominations where the combination of fixed-income market returns, price appreciation of fixed-income obligations, equity securities and currency exchange-rate movements appear to present opportunities for an attractive total return consistent with the Income Series' investment objective.

The U.S. Government securities in which the Income Series may invest include direct obligations of the United States Treasury (such as Treasury bills, notes and bonds) and obligations issued by United States Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association "GNMA" certificates), securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Banks) and securities supported solely by the creditworthiness of the issuer (such as Federal National Mortgage Association "FNMA" and Federal Home Loan Mortgage Corporation "FHLMC" securities).

The Income Series may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities. The Income Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. While this investment strategy may contribute significantly to a portfolio turnover rate substantially in excess of 100%, it has little or no transaction costs or adverse tax consequences for the Income Series. Transaction costs normally do not include brokerage because the Income Series' fixed-income portfolio transactions usually are on a principal basis and, at the time of purchase, the Series normally anticipates that any markups charged will be more than offset by the anticipated economic benefits of the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

The other debt securities in which the Income Series may invest include, but are not limited to, domestic and foreign, fixed and floating-rate notes, bonds, debentures, convertible securities, certificates, warrants, commercial paper, and principal and interest pass-throughs issued by governments, authorities, partnerships, corporations, trust companies, banks and bank holding companies, and banker's acceptances, certificates of deposit, time deposits and deposit notes issued by domestic and foreign banks.

Under normal circumstances, the Income Series will invest its total assets in domestic and foreign securities with at least 65% of such assets invested in long-term debt securities primarily traded in at least three countries, including the United States. However, this guideline may not be followed for temporary defensive periods when Fund management believes that it should invest entirely in domestic securities or in securities primarily traded in fewer than three foreign countries or in equity or short-term debt securities to a greater extent than 35% of the total assets of the Income Series. The market prices of long-term debt securities tend to be more volatile than those of short-term debt securities when interest rates change.

INVESTMENT POLICIES AND TECHNIQUES COMMON TO BOTH SERIES

Neither Series will be required to sell debt securities which become unrated or are downgraded after purchase.
        Country Diversification and Defensive Position. It is the present intention of each Series to invest its assets in securities which are primarily traded in the United Kingdom, Western Europe (Austria, Germany, the Netherlands, France, Switzerland, Italy, Belgium, Norway, Sweden, Denmark and Spain), Australia, Canada, the Far East (Japan, Hong Kong, Korea, Singapore, Taiwan and Thailand), Latin America (Argentina, Brazil, Mexico and Venezuela) and the
United States. However, investments may be made, from time to time, in securities which are primarily traded in other developed countries. Except for the guidelines described above with respect to investing in at least three countries, including the United States, there are no limitations on how much of each Series' assets can be invested in securities primarily traded in any one country.

When Fund management believes that one or both Series should assume a temporary defensive position because of unfavorable investment conditions, the affected Series may temporarily hold its assets in cash and short-term money market instruments.

Foreign Currency Hedging Techniques. Each Series may utilize various foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. Each Series may enter into forward foreign currency contracts (but not in excess of the amount a Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, a Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency or, in the alternative, a Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency which the portfolio securities are denominated in if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. Each Series intends to enter into such forward contracts under this second circumstance periodically.

Each Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of a Series.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies, including those of most of the developed countries mentioned above. Unlisted foreign-currency options generally are less liquid than listed options and involve the credit risk associated with the individual issuer.
Unlisted options together with other illiquid securities may comprise no more than 15% of each Series' net assets.

A foreign currency call option written by a Series gives the purchaser, upon payment of a premium, the right to purchase from that Series a currency at the exercise price until the expiration of the option. A Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by a Series to cover such call writing or (b) to be crossed.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Series' ability to engage in transactions in options, forward contracts and cross hedges.

The Fund's custodian will segregate cash or liquid high-grade debt securities or other permitted securities belonging to a Series in an amount not less than that required by SEC Release 10666 and SEC staff interpretations thereof with respect to a Series' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by a Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of a Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Neither Series may borrow money, except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Diversification. Each Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, no more than 5% of each Series' total assets be invested in any one issuer, except U.S. Government securities. Since under these rules the Income Series, but not the Equity Series, may invest its assets in the securities of a limited number of issuers, the value of Income Series' investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a "diversified" investment company under the Investment Company Act of 1940, such as the Equity Series.

The Equity Series, as a "diversified" investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a state's political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

OTHER INVESTMENT TECHNIQUES COMMON TO BOTH SERIES

Each Series intends to utilize, from time to time, one or more of the investment techniques identified below. It is currently intended that no more than 5% of each Series' net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, Fund management intends to use them to reduce risk and volatility in the portfolios, although this result cannot be assured.

Covered Call Options. Each Series may write call options on securities it owns, provided that the securities a Series holds to cover such options do not represent more than 5% of that Series' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

Rights and Warrants. Each Series may invest in rights and warrants to purchase securities provided that, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would not exceed 5% of the Series' total assets. Warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange may not exceed 2% of the Series' total assets.

Repurchase Agreements. Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which a Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

OTHER POLICIES COMMON TO BOTHE SERIES

It is currently intended that no more than 5% of each Series' net assets will be at risk in the use of any one of the policies identified below.

Closed-end Investment Companies. Each Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that a Series and the closed-end investment company both charge a management fee.

Lending of Portfolio Securities. Each Series may seek to earn income by lending its portfolio securities if the loan is collateralized and its terms are in accordance with regulatory requirements.

Each Series' investment objective may not be changed without shareholder approval of that Series.

PORTFOLIO TURNOVER. The portfolio turnover rate for the fiscal year ended December 31, 1996 was 81.97% versus 83.32% for the prior fiscal year for the Equity Series and 621.79% versus 1,073.69% for the prior fiscal year for the Income Series. The high portfolio turnover rate for the Income Series relates to substantial trading of U.S. and U.S. agency mortgage-backed securities to take advantage of value changes among different agencies, coupons and maturities. Also, there was significant movement of investments from country to country to take advantage of return differentials.

4 RISK FACTORS

Investment in the Fund requires consideration of certain factors that are not normally involved in investments in U.S. securities. Generally, most of the assets of each Series will be denominated or traded in foreign currencies. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Series' assets denominated or traded in that currency. The performance of each Series will be measured in U.S. dollars, the base currency of the Series. Securities markets of foreign countries in which a Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect a Series' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Series may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Series may be traded on days that the Series do not value their portfolio securities, such as Saturdays and customary business holidays, and, accordingly, a Series' net asset value may be significantly affected on days when shareholders do not have access to the Series.

5 PURCHASES

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES . The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the appropriate Series a contingent deferred sales charge ("CDSC") of 1%. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately .27 of 1% for the Equity Series and .29 of 1% for the Income Series of the annual net asset value of such shares. The initial sales charge rates, the CDSC and the Rule 12b-1 Plan applicable to the Class A shares are described under "General" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described under "General" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the applicable Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described under "General" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. Class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Series. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on a Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 that you expect to hold for 5 or 6 years (or more). For investments over $250,000 that you expect to hold 4 to 6 years (or more), Class A shares may become more appropriate than Class C shares. If you are investing $500,000 or more, Class A shares may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders (i) for Class B shares of $500,000 or more and for Class C shares of $1,000,000 or more from a single investor or (ii) for Class B or C shares for Retirement Plans with at least 100 eligible employees.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Series and Class C shareholders.

GENERAL

HOW MUCH MUST YOU INVEST. You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Global Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000, except for Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum investment required. See "Shareholder Services." For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

BUYING CLASS A SHARES. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

EQUITY SERIES     SALES CHARGE AS A                   DEALER'S
                      PERCENTAGE OF:                 CONCESSION
                                                        AS A       TO COMPUTE
                                   NET                PERCENTAGE    OFFERING
                      OFFERING   AMOUNT OF            OFFERING    PRICE, DIVIDE
  SIZE OF INVESTMENT   PRICE      INVESTED              PRICE         NAV BY
-------------------------------------------------------------------------------
  Less than $50,000    5.75%      6.10%                  5.00%       .9425
------------------------------------------------------------------------------
  $50,000 to $99,999   4.75%      4.99%                  4.00%       .9525
-------------------------------------------------------------------------------
  $100,000 to $249,999 3.75%      3.90%                  3.25%       .9625
-------------------------------------------------------------------------------
  $250,000 to $499,999 2.75%      2.83%                  2.25%        .9725
-------------------------------------------------------------------------------
  $500,000 to $999,999 2.00%      2.04%                  1.75%        .9800
-------------------------------------------------------------------------------
  $1,000,000 or more     No Sales Charge                1.00%+         1.0000

INCOME SERIES            SALES CHARGE AS A            DEALER'S
                          PERCENTAGE OF:             CONCESSION
                                                        AS A        TO COMPUTE
                                         NET           PERCENTAGE    OFFERING
                           OFFERING   AMOUNT OF        OFFERING    PRICE, DIVIDE
  SIZE OF INVESTMENT        PRICE      INVESTED          PRICE        NAV BY

 -------------------------------------------------------------------------------
  Less than $50,000          4.75%    4.99%            4.00%            .9525
--------------------------------------------------------------------------------
  $50,000 to $99,999         4.75%    4.99%            4.25%            .9525
--------------------------------------------------------------------------------
  $100,000 to $249,999       3.75%    3.90%            3.25%            .9625
--------------------------------------------------------------------------------
  $250,000 to $499,999       2.75%    2.83%            2.50%            .9725
-------------------------------------------------------------------------------
  $500,000 to $999,999       2.00%    2.04%            1.75%            .9800
--------------------------------------------------------------------------------
  $1,000,000 or more         No Sales Charge          1.00%+            1.0000
--------------------------------------------------------------------------------
  +AUTHORIZED INSTITUTIONS RECEIVE CONCESSIONS ON PURCHASES MADE BY A RETIREMENT PLAN OR ANOTHER QUALIFIED PURCHASER WITHIN A 12-MONTH PERIOD (BEGINNING WITH THE FIRST NET ASSET VALUE PURCHASE) AS FOLLOWS: 1.00% ON PURCHASES OF $5 MILLION, 0.55% OF THE NEXT $5 MILLION, 0.50% OF THE NEXT $40 MILLION AND 0.25% ON PURCHASES OVER $50 MILLION. SEE "CLASS A RULE 12B-1 PLAN" BELOW.

CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF,
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or

Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund, (f) through Retirement Plans with at least 100 eligible employees, and (g) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett Distributor or Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our Class A shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares pursuant to the purchase option in (g) above. Lord Abbett Distributor may suspend or terminate the purchase option in (g) above at any time. We plan to terminate this net asset value transfer privilege in (g) above on June 1, 1997.

CLASS A RULE 12B-1 PLAN. The Fund has adopted a Class A share Rule 12b-1 Plan on behalf of each Series (the "A Plans," each, an "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under the A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from a Series' Class A assets of up to 0.50 of 1% of the average net asset value of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plans, the Board has approved payments by the Fund to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges or (ii) through Retirement Plans with at least 100 eligible employees. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions that have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions".

Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay such Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions.) If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

ANNIVERSARY
OF THE DAY ON              CONTINGENT DEFERRED
WHICH THE PURCHASE         SALES CHARGE ON
ORDER WAS ACCEPTED         REDEMPTIONS
                           (AS % OF AMOUNT
On              Before     SUBJECT TO CHARGE)
--------------------------------------------------------------------------------
                1st              5.0%
--------------------------------------------------------------------------------
1st             2nd              4.0%
--------------------------------------------------------------------------------
2nd             3rd              3.0%
--------------------------------------------------------------------------------
3rd             4th              3.0%
--------------------------------------------------------------------------------
4th             5th              2.0%
--------------------------------------------------------------------------------
5th             6th              1.0%
--------------------------------------------------------------------------------
on or after the                  None
6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.
The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below, (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with the death of the shareholder.

CLASS B RULE 12B-1 PLAN. The Fund has adopted a Class B share Rule 12b-1 Plan on behalf of each Series (the "B Plans", each a "B Plan") under which each Series periodically pays Lord Abbett Distributor (i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of Class B shares that are outstanding for less than 8 years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions (except as to certain accounts for which tracking data is not available) for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totalling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plans with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge,Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments concerning Class B shares.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. Neither Series is liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate a B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor does not intend to make a profit under the B Plans, a B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

ATOMATIC CONVERSION OF CLASSB SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the appropriate Series to reimburse it, in whole or in part, for the service and distribution fee payments made by the Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Series or Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other Series or fund on behalf of such Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C 12B-1 PLAN. The Fund has adopted a Class C share Rule 12b-1 Plan on behalf of each Series (the "C Plans," each a "C Plan") under which (except as to certain accounts for which tracking data is not available) the Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

6 SHAREHOLDER SERVICES

We offer the following shareholder services:
  Telephone Exchange Privilege: Shares may be exchanged, without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF and LASF and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

Systematic Withdrawal Plan ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such withdrawals exceed the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

Div-Move: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

Retirement Plans: Lord Abbett makes available retirement plan documents, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans.

Householding: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone. All correspondence should be directed to the Lord Abbett Global Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett is solely responsible for advising each Series of the Fund with respect to portfolio investments. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $22 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. E. Wayne Nordberg, Executive Vice President of the Fund and Lord Abbett Partner, serves as portfolio manager of the Equity Series. Mr. Nordberg has over 35 years of investment experience and joined Lord Abbett in 1988. Zane E. Brown, Executive Vice President of the Fund and Lord Abbett Partner and its Director of Fixed Income, serves as portfolio manager of the Income Series. He is assisted by Timothy W. Horan, Executive Vice President and Jerald M. Lanzotti, Vice President .Prior to joining Lord Abbett in 1992, Mr. Brown was Executive Vice President of Equitable Capital Management Corporation. He has over 20 years of investment experience.

Lord Abbett has entered into an agreement with Dunedin Fund Managers Limited (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to that portion of the Equity Series' assets invested in countries other than the United States (the "foreign assets"). The Sub-Adviser is controlled by Edinburgh Fund Managers Group plc which indirectly owns 100% of the outstanding voting stock of the Sub-Adviser. The Sub-Adviser and its predecessors date back 124 years to 1873 and it manages approximately $10 billion which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the foreign assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolios of foreign assets should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters.

Subject to the direction of the Board of Directors, Lord Abbett, in consultation with the Sub-Adviser, will determine at least quarterly, and more frequently as Lord Abbett determines, the percentage of the assets of the Equity Series that shall be allocated (the "Asset Allocation") for investment in the United States and in foreign markets, respectively.

Under the Management Agreement, the Fund is obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month at annual rates of
 .75 of 1% for the Equity Series and .50 of 1% for the Income Series. For the fiscal year ended December 31, 1996, Lord Abbett paid the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee as described above with respect to the Equity Series. For the fiscal year ended December 31, 1996, the fees paid to Lord Abbett as a percentage of average daily net assets for the Equity and Income Series were at the annual rate of .75 of 1% and .50 of 1%, respectively. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett. The ratios of expenses, including management fee expenses, to average net assets for the year ended December 31, 1996 for the Equity Series was 1.52% (Class A) and for the period August 1, 1996 through December 31, 1996 were .83% (Class B) and .83% (Class C). The ratios of expenses, including management fee expenses, to average net assets for the year ended December 31, 1996 for the Income Series was 1.04% (Class A); for the period August 1, 1996 through December 31, 1996 was
 .73% (Class B) and for the period July 15, 1996 through December 31, 1996 was .87% (Class C).

Each Series is contingently obligated to repay Lord Abbett for any fees and expenses assumed by Lord Abbett to the extent that such repayments would not in any year, when added to expenses actually incurred in that year, increase the Class A share expense ratio above 1.52%, in the case of the Equity Series, or 1.04%, in the case of the Income Series. While the Income Series has repaid its contingent obligation to Lord Abbett, the entire amount of the contingent repayment obligation remains outstanding for the Equity Series ($283,550 as of December 31, 1996). See the Statement of Additional Information.

THE FUND. The Fund is a diversified open-end management company incorporated under Maryland law on February 23, 1988. Each Series and its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation, except for differences resulting from certain class-specific expenses.

8 DIVIDENDS,CAPITAL GAINS DISTRIBUTIONS AND TAXES

The Equity Series is expected to pay dividends from net investment income semi-annually. The Income Series is a daily dividend fund that pays dividends from net investment income monthly. Dividends may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the date on which the dividend is paid.

A long-term capital gains distribution is made by a Series when it has net profits during the year from sales of securities which a Series has held more than one year. If a Series realizes net short-term capital gains, they also will be distributed. Any capital gains distributions are expected to be paid in December. You may take the distribution in cash or reinvest it in additional shares at net asset value without a sales charge.

Distributions (taxed as ordinary income) from gains attributable to changes in exchange rates of foreign currencies will automatically be reinvested in additional Series shares at net asset value unless a shareholder elects to take capital gains distributions in cash.

Supplemental dividends and distributions also may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code with respect to each Series. We will try to distribute to shareholders all our net investment income and net realized capital gains so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by a Series as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation has been proposed that would have the effect of reducing the federal income tax rate on capital gains. See "Performance" for a discussion of the Income Series' purchase of high-coupon securities at a premium and the distributions to shareholders as ordinary income of all interest income on those securities. This practice increases current income of the Income Series, but may result in higher taxable income to the Income Series shareholders than other portfolio management practices.

A Series may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Series. See the Statement of Additional Information for additional details.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged to another Lord Abbett-sponsored fund) and of any dividend or distribution on any account where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

The Fund will inform shareholders of the federal tax status of each dividend and distribution shortly after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

9 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the procedures described above, to redeem shares directly, send your request to Lord Abbett Global Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Fund may suspend the right to redeem shares for not more than seven days (or longer under unusual circumstances as permitted by federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration, in any of the Eligible Funds, at the then applicable net asset value (i) without the payment of a sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the dollar amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, the Fund's Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

Tax-Qualified Plans: For redemptions of $50,000 or less follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10 PERFORMANCE

The Fund ended its fiscal year on December 31, 1996 with net asset values of $12.55 per share for the Class A shares, $12.53 per share for the Class B shares and $12.54 per share for the Class C shares of the Equity Series. The net asset values for the Class A, B and C shares of the Income Series was $8.34 per share
 .

Equity Series. For most of fiscal 1996, the U.S. economy demonstrated stronger than expected growth. U.S. stock market returns climbed to all-time highs; fiscal 1996 marked the first time that the U.S. stock market outperformed the European, Asia and Far East Index (EAFE) for six consecutive years.

Against this backdrop, we reduced the Series' U.S. holdings over the course of the year in favor of securities traded in more undervalued areas, such as Asia (especially Japan) and Latin America. In addition, the Series gradually reduced its holdings in Europe, as many countries struggled with financial structures put into place to work towards meeting currency convergence requirements. Lastly, the Series increased its targeted weighting in Canadian securities to 5% of the portfolio, as selected banks and natural gas companies offered attractive values relative to the U.S.

Income  Series.   Over  the  past  fiscal  year,  the  Series   concentrated  on
opportunities in four areas. In Canada, the Series increased its holdings of Canadian government bonds to 20%, capturing both high yield and a favorable exchange rate. In response to subdued economic growth in Europe, the Series shifted assets to the high-yield countries of Italy, Spain and Sweden (roughly doubling its exposure from 9% to 18%), while reducing its holdings in core countries like the Netherlands, Belgium and France in favor of Germany. In the U.S., against the backdrop of a slowing U.S. economy and unchanged Federal Reserve policy, the Series reduced its weighting in mortgage-backed securities; at the close of the year, U.S. holdings totaled 28% of the portfolio.

YIELD AND TOTAL RETURN . Yield and total return data may, from time to time, be included in advertisements about the Fund. Each class of shares calculates its "yield" by dividing a Class' annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. A dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. The yield and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in a Class at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

The Income Series' dividend distribution rate may differ from its SEC yield primarily because the Income Series may purchase short- and intermediate-term high-coupon securities at a premium and, consistent with applicable tax regulations, distribute to shareholders all of the interest income on these securities without amortizing the premiums. This practice also is used by the Income Series for financial statement purposes and is in accordance with generally accepted accounting principles. In other words, the Income Series may pay more than face value for a security that pays a greater-than-market rate of interest and then distribute all such interest as dividends. The principal payable on the security at maturity will equal face value, and so the market value of the security will gradually decrease to face value, assuming no changes in the market rate of interest or in the credit quality of the issuer. Shareholders of the Income Series should recognize that such dividends therefore will tend to decrease the net asset value per share. Dividends paid from this interest income are taxable to shareholders at ordinary income rates.

The Income Series may make distributions in excess of net investment income from time to time to provide more stable dividends. Such distributions could cause slight decreases in net asset values over time, but historically have not resulted in a return of capital for tax purposes.

See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of each Series' total return and yield.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.
No person is authorized to give any information or to make any representations not contained in this Prospectus, or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares of each multi-class Series which is shown in the comparison below will be greater than or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in different classes.

Comparison of change in value of a $10,000 investment in Class A shares of Equity Series, assuming reinvestment of all dividends and distributions, and the unmanaged Morgan Stanley World Index.

GLOBAL EQUITY
               The                   The
               Fund at             Fund at
               Net Asset      Maximum Offering   Morgan Stanley
Date            Value              Price          World Index
 9/30/88        10000                9426           10000
12/31/88        10437                9837           11143
12/31/89        12288               11582           13059
12/31/90        10798               10178           10901
12/31/91        12392               11681           12969
12/31/92        12178               11478           12365
12/31/93        15351               14469           15225
12/31/94        15337               14456           16075
12/31/95        16747               15785           19501
12/31/96        18149               17108           22231


                   Average Annual Total Return
                      for Class A Shares(3)
                 1 Year    5 Years   Life of Series
                  2.20%     6.64%        6.72%


                    Average Annual Total Return
                      for Class B Shares(4)
                          Life of Class
                        (8/1/96-12/31/96)
                             -0.63%

                  Average Annual Total Return
                    for Class C Shares(5)
                        Life of Class
                      (8/1/96-12/31/96)
                            3.65%

G
Comparison of change in value of a $10,000 investment in Class A shares of Income Series, assuming reinvestment of all dividends and distributions, and the unmanaged J.P. Morgan Global Government Bond Index.

LOBAL INCOME
               The                   The          J.P Morgan
               Fund at             Fund at          Global
               Net Asset      Maximum Offering     Government
Date            Value              Price           Bond Index
 9/30/88        10000                9525           10000
12/31/88        10141                9659           10422
12/31/89        11214               10682           11132
12/31/90        12546               11950           12442
12/31/91        14344               13662           14363
12/31/92        15169               14449           15016
12/31/93        16806               16007           16858
12/31/94        16235               15463           17074
12/31/95        19134               18224           19547
12/31/96        20304               19339           20407

                   Average Annual Total Return
                     for Class A Shares(3)
                  1 Year      5 Years     Life of Series
                  1.10%        6.15%         8.32%

                 Average Annual Total Return
                    for Class B Shares(4)
                       Life of Class
                    (8/1/96-12/31/96)
                          0.32%

                 Average Annual Total Return
                   for Class C Shares(5)
                       Life of Class
                    (7/15/96-12/31/96)
                           6.33%

(1)Data reflects the deduction of the maximum initial sales charge of 5.75% for the Equity Series and 4.75% for the Income Series applicable to Class A shares.

(2)Performance numbers for the unmanaged Morgan Stanley World and J.P. Morgan Global Government Bond Indices do not reflect transaction costs or management fees. An investor cannot invest directly in either Index.

(3)Total return is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares of the Equity Series and 4.75% applicable to Class A shares of the Income Series, with all dividends and distributions reinvested for the periods shown ending December 31, 1996 using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on August 1, 1996. Performance numbers are not annualized and reflect the deduction of a 5% CDSC.

(5)The Class C shares were first offered on August 1, 1996 for the Equity Series and on July 15, 1996 for the Income Series. Performance numbers are not annualized and reflect the deduction of a 1% CDSC.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel Debevoise & Plimpton Printed in the U.S.A.

PROSPECTUS 97
May 1, 1997

LORD ABBETT GLOBAL FUND

EQUITY SERIES

INCOME SERIES

 LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                 MAY 1, 1997


                                   LORD ABBETT
                                GLOBAL FUND, INC.



This Statement of Additional Information is not a Prospectus. A Prospectus for Lord Abbett Global Fund, Inc. (the "Fund"or "We") may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 1997.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 100,000,000 shares of the Equity Series and 100,000,000 shares of the Income Series have been authorized at $0.001 par value. Both Series consist of three classes (A, B and C). The Board of Directors will allocate these authorized shares among the classes of each Series from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                  TABLE OF CONTENTS                                Page

                  1.  Investment Policies                            2
                  2.  Directors and Officers                         6
                  3.  Investment Advisory and Other Services         8
                  4.  Portfolio Transactions                        10
                  5.  Purchases, Redemptions and
                      Shareholder Services                          11
                  6.  Past Performance                              18
                  7.  Taxes                                         19
                  8.  Information About the Fund                    20
                  9.  Financial Statements                          21
                 10.  Appendix                                      22

                                       1.
                               Investment Policies


FUNDAMENTAL INVESTMENT RESTRICTIONS
We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. Neither Series may:
(1) borrow  money,  except  that (i) it may borrow from banks (as defined in the
Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and
(iv) it may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law);
(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that a Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Equity Series, buy securities of one issuer representing more than (i) 5% of the Equity Series' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Series is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Neither Series may: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Series' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the
U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of a Series' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Series' total assets (included within such limitation, but not to exceed 2% of such Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

The Income Series will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

PORTFOLIO TURNOVER RATE

For the fiscal years ended December 31, 1996 and 1995 the portfolio turnover rates were 81.97% and 83.32% for the Equity Series and 621.79% and 1,073.69% for the Income Series, respectively.

FOREIGN CURRENCY HEDGING TECHNIQUES

The Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or, in the alternative, the Fund may use a cross-hedging technique whereby it sells another currency which the Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The Fund may also purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies, including those of most of the developed countries mentioned under "Investment Objectives and Policies" in the Prospectus. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to a limit of 5% of each Series' net assets illiquid securities.

A call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund or in such cross currency (referred to above) to cover such call writing.

INVESTMENT TECHNIQUES

The Fund intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the Fund's current intention that no more than 5% of each Series' net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its portfolios.

COVERED CALL OPTIONS. Each Series may write covered call options on securities it owns ("call options"), provided that the securities held to cover such call options do not represent more than 5% of a Series' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying stock beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Each Series will not use call options on individual equity securities traded on foreign securities markets.

The Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by SEC Release 10666 and any SEC staff interpretations thereof with respect to each Series' assets committed to (a) forward foreign currency contracts and (b) cross hedges. If the value of the segregated securities declines, additional cash, equity and debt securities consistent with the Fund's policies and such SEC requirements will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the Series' commitments with respect to such forward contracts and cross hedges.

RIGHTS AND WARRANTS. Each Series may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement. Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the each Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Series may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Series acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Each Series intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Series to present minimal credit risks. Each Series will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

LENDING PORTFOLIO SECURITIES

Each Series may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 15% of each Series' total assets. Each Series' lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing each Series' lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Series may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Series and is acting as a "placing broker." No fee will be paid to affiliated persons of a Series.

By lending portfolio securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. Each Series will comply with the following conditions whenever it lends securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities.

INCOME SERIES ONLY

WHEN-ISSUED TRANSACTIONS

As stated in the Prospectus, the Income Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Income Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Income Series enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Income Series generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 58, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York 10016

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corp, and prior to that, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett- sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors maintained by each of the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
         (1)                  (2)                  (3)                    (4)                      (5)

                                                                      Estimated Annual          For Year Ended
                                               Equity-Based           Benefits Under            December 31, 1996
                                               Benefits Accrued       Retirement Plans          Total Compensation
                           Aggregate           by the Fund and        to be Paid by the         Accrued by the Fund and
                           Compensation        Twelve Other Lord      Fund and Twelve           Twelve Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-        Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           FUNDS2                 SPONSORED FUNDS2          FUNDS3

E. Thayer Bigelow          $1,068              $11,563                None                      $48,200
Stewart S. Dixon           $1,036              $22,283                None                      $46,700
John C. Jansing            $1,036              $28,942                $50,000                   $46,700
C. Alan MacDonald          $1,068              $29,942                None                      $48,200
Hansel B. Millican, Jr.    $1,100              $24,499                None                      $49,600
Thomas J. Neff             $1,039              $15,990                None                      $46,900



1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund as of December 31, 1996, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $2,778; Mr. Dixon, $6,188; Mr. Jansing, $8,663; Mr. MacDonald, $6,148; Mr.
Millican, $8,739 and Mr. Neff, $8,620.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside directors to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside directors made such an election. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended October 31, 1996 with respect to the equity-based plans.

                                                         7




These accruals were based on the plans as in effect before the recent amendments and on the fees payable to outside directors of the Fund during the year ended October 31, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a director's final annual retainer. The amount stated in column 4 would be payable annually under the retirement plans as recently amended if that director was to retire at age 72 and the annual retainer payable by the funds was the same as it is today.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1996.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees; Zane E. Brown, age 45, Timothy W. Horan, age 42 (with Lord Abbett since 1996 - formerly Senior Manager of Credit Suisse; prior thereto Vice President of Aubrey G. Lanston & Co.) and; E. Wayne Nordberg, age 58, Executive Vice Presidents; Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Daniel
E. Carper, age 45; Daria Foster, age 42; Robert G. Morris, age 52; Robert Noelke, age 40; Paul A. Hilstad, age 54 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 55; Jerald M. Lanzotti, age 29 (with Lord Abbett since 1996 - formerly an Associate at Deuthsche Morgan Grenfell/C.J. Lawrence Inc.); A. Edward Oberhaus, age 37; Victor W. Pizzolato, age 64; John J. Walsh, age 61, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of April 1, 1997, our officers and directors, as a group, owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% for the Equity Series and .50 of 1% for the Income Series. Notwithstanding the above, Lord Abbett may, but is not required to, waive its fee or directly pay all or any portion of the expenses of either Series not expressly assumed by Lord Abbett under the Management Agreement. Each Series is contingently obligated through October 31, 1998 (or the earlier termination of the Management Agreement) to repay its respective fees and expenses voluntarily waived or paid by Lord Abbett to the extent such repayments would not in any year, when added to expenses actually incurred in that year, increase the expense ratio above 1.5%, in the case of the Equity Series, or 1.3%, in the case of the Income Series. For the fiscal years ended December 31, 1995 and 1996 both expense ratios were 1.04% for the Class A shares of the Income Series. For the period August 1, 1996 through December 31, 1996, the expense ratio was .73% for the Class B shares and for the period July 15, 1996 through December 31, 1996, the expense ratio was .87% for the Class C shares of the Income Series. All contingent obligations have been repaid to Lord Abbett by the Income Series. For the fiscal years ended December 31, 1995 and 1996 the expense ratios were 1.63% and 1.52%, respectively, for the Class A shares of the Equity Series. For the period August 1, 1996 through December 31, 1996, the expense ratios were .83% for the Class B and .83% for the Class C shares of the Equity Series. Accordingly, the Equity Series did not have to make any repayment to Lord Abbett and the entire amount of its contingent obligation, $283,550, remains outstanding.

We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.


There is a Sub-Investment Management Agreement (the "New Agreement") with respect to the Equity Series between Lord Abbett and Dunedin Fund Managers Limited (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to that portion of the Equity Series' assets invested in countries other than the United States, as more particularly described in the Prospectus.

The Sub-Adviser, with offices located at Donaldson House, 97 Haymarket Terrace, Edinburgh EH12 5HD Scotland, and its predecessors date back 124 years to 1873. The Sub-Adviser is a subsidiary of Edinburgh Fund Managers Group plc, which indirectly owns 100% of the Sub-Adviser's outstanding voting stock. The Sub-Adviser provides international investment research and advisory services to private and institutional clients, investment trusts, pension clients and unit trusts both in the United Kingdom and overseas. The Sub-Adviser currently manages approximately $10 billion, and its investment and administrative staffs have substantial global investment management experience.

Securities held by either Series of the Fund may also be held by other funds or investment advisory clients for which Lord Abbett or the Sub-Adviser (in the case of the Equity Series) or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by Lord Abbett or the Sub-Adviser (in the case of the Equity Series) for the Fund or for other funds or clients for which they render investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, the Sub-Adviser (in the case of the Equity Series) or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent accountants of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the Fund to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The Fund's portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Directors of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein;Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway:

Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.; Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken; Switzerland: Bank Leu;
Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.
                             Portfolio Transactions

With respect to the Income Series, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Income Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions and taking into account the full range and quality of the brokers' services. With respect to the Equity Series, consistent with obtaining best execution, we may pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the Equity Series, the selection is made by the Sub-Adviser. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include such factors as showing the Fund trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-part suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid total commissions to independent broker-dealers of $372,219, $347,151 and $392,126, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities that are not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked price. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how each Series values its shares for the purchase and redemption or repurchase of its shares is briefly described in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, each Series calculates its net asset value and is otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors of the Fund. The Board of Directors will monitor, on an ongoing basis, the Fund's method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Series' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Series' calculation of net asset values unless the Fund's Directors determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The maximum offering prices of each Series' Class A shares on December 31, 1996 were computed as follows:

                                                 Equity              Income
                                                 SERIES              SERIES

Net asset value per share (net assets
divided by shares outstanding)...................$12.55              $8.34

Maximum offering price per
share (net asset value divided by
 .9425 and .9525, respectively)...................$13.31              $8.75

The Fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For  the  last  three  fiscal  years  Lord  Abbett,   as  the  Fund's  principal
underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                            Equity Series
                                       YEAR ENDED DECEMBER 31,

                                1996               1995                1994
                                ----               ----                ----

Gross sales charge           $ 310,158            $266,247           $540,318

Amount allowed
    to dealers               $267,318             $245,921           $465,423
                              --------            --------           --------

Net commissions
    received by
    Lord Abbett              $42,840              $ 20,326           $74,895
                              =======              =======            ======

                                             Income Series
                                        YEAR ENDED DECEMBER 31,

                              1996                 1995               1994
                              ----                 ----               ----

Gross sales charge          $172,464             $308,511          $1,577,686

Amount allowed
    to dealers              $148,333             $265,179          $1,357,207
                            ---------            --------          ----------

Net commissions
    received by
    Lord Abbett             $24,131              $ 43,332          $   220,479
                             =======              ========          ==========


CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted on behalf of each class of each Series, a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act: the "A Plans", the "B Plans" and the "C Plans", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Series.

The fees payable under the A Plan, B Plan and C Plan are described in the Prospectus. For the fiscal year ended December 31, 1996 fees paid to dealers under the A Plans for the Equity Series and Income Series were $236,553 and $524,429, respectively.

For the period August 1, 1996 through December 31, 1996 fees paid to dealers under the B Plans for the Equity Series and Income Series were $350 and $1,070, respectively.

For the period August 1, 1996 through December 31, 1996 for the Equity Series and for the period July 15, 1996 through December 31, 1996 for the Income
Series, fees paid to dealers under the C Plans were $625 and $35,461, respectively.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                   on Redemptions
                                              (As % of Amount Subject to Charge)
Before the 1st...............................................5.0%
On the 1st, before the 2nd...................................4.0%
On the 2nd, before the 3rd...................................3.0%
On the 3rd, before the 4th...................................3.0%
On the 4th, before the 5th...................................2.0%
On the 5th, before the 6th ..................................1.0%
On or after the 6th anniversary..............................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Series' Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings,
(ii) in connection with mandatory  distribution  under 403(b) plans and IRAs and
(iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Series being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis.

For purposes of this paragraph, the terms "directors" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares pursuant to the purchase option in (g) above. Lord Abbett may suspend, change or terminate this purchase option in (g) above at any time. We plan to terminate this net asset value transfer privilege in (g) on June 1, 1997. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.


REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived for redemptions of 12% or less per year. For redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian except in the case of 401 (k) plans and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each Series computes the average annual compounded rate of total return for each Class of shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75%in the case of the Equity Series and 4.75% in the case of the Income Series (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of each Series, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares of each Series, the 1.0% CDSC is applied to each Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one and five year period and life-of-the-Series period ending on December 31, 1996 for the Equity Series were as follows: 2.20%, 6.64% and 6.72% for the Fund's Class A shares, respectively. For the period August 1, 1996 to December 31, 1996 the average annual compounded rates of total return for the Class B shares was -0.63% (not annualized). For the period August 1, 1996 to December 31, 1996 the average annual compounded rates of total return for Class C shares was 3.65% (not annualized).

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one and five year period and life-of-the-series period ending on December 31, 1996 for the Income Series were as follows: 1.10%, 6.15% and 8.32% for the Fund's Class A shares, respectively. For the period August 1, 1996 to December 31, 1996 the average annual compounded rates of total return for the Class B shares was 0.32% (not annualized). For the period July 15, 1996 to December 31, 1996 the average annual compounded rates of total return for Class C shares was 6.33% (not annualized).

Our yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take each Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of such Class' shares outstanding during the period that were entitled to receive dividends and (ii) such Class' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on such Class' net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 1996, the yield for the Class A, B and C shares of the Income Series were 4.54%, 4.06% and 3.98%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                        7.
                                      Taxes

The value of any shares redeemed by a Series or repurchased or otherwise sold may be more or less than a shareholder's tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which a shareholder has held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which were received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series of the Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

As described in the Prospectus, the Series may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of either Series of the Fund consist of stock or securities of foreign corporations, such Series may elect to treat foreign income taxes paid by the Series as having been paid directly by its shareholders. If a Series qualifies for and makes such an election, the shareholders of such Series will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by such Series and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by a Series, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by a Series may be required to treat a portion of dividends received from such Series as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Series qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by such Series and
(ii) the portion of dividends which represents income from each foreign country.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Series. Such hedging transactions may increase the amount of short-term capital gain realized by such Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Series' ability to engage in transactions in options and forward contracts.

Gains and losses realized by a Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If a Series purchases shares in certain foreign investment entities, called "passive foreign investment companies," that Series may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Series or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Series were to invest in a passive foreign investment company with respect to which the Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Series.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.




                                       9.
                              Financial Statements

The financial statements for the fiscal year ended December 31, 1996 and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1996 Annual Report to Shareholders of Lord Abbett Global Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                                     Appendix

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB - Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-0CCC-CC-C  - Debt  rated  BB,  B,  CCC,  CC  and C is  regarded  as  having predominately  speculative  characteristics  with  respect  to  capacity  to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


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